COGNEX CORPORATION
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma consolidated financial statements of Cognex Corporation (the "Company") have been prepared to reflect the sale of assets related to the Company's Surface Inspection Systems Division ("SISD") to AMETEK, Inc. ("Asset Sale"), as further described in Item 2.01 of the Company's Current Report on Form 8-K filed herewith. The unaudited pro forma consolidated financial statements give effect to the disposition of SISD to be accounted for as a discontinued operation. The unaudited pro forma consolidated Balance Sheet has been prepared as of April 5, 2015 and gives effect to the disposition of SISD as if the Asset Sale occurred on April 5, 2015. The unaudited pro forma consolidated Statements of Operations have been prepared for the three-month period ended April 5, 2015 and for the twelve-month periods ended December 31, 2014, December 31, 2013, and December 31, 2012. The unaudited pro forma consolidated Statements of Operations give effect to the disposition of SISD as if the Asset Sale occurred on January 1, 2012.

The unaudited pro forma consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes and reflect the estimated net proceeds of the Asset Sale as an increase to cash and cash equivalents. The actual effect of the Asset Sale on the business, financial condition, and results of operations of the Company, due to this and other factors, including those set forth in the Company's most recent Annual Report on Form 10-K, could differ materially from the pro forma adjustments described herein. However, management believes that the assumptions used and the adjustments made in this presentation are reasonable under the circumstances and information available at this time.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Asset Sale been consummated as of the dates indicated or of the results that may be obtained in the future. The Company cautions readers not to place undue reliance upon these statements, which speak only as of the date made, and the Company makes no representations regarding the information set forth below or its ultimate performance compared thereto. The Company disclaims any obligation to subsequently revise forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such statements are made. These unaudited pro forma consolidated financial statements and the accompanying notes should be read together with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and the Company's Quarterly Report on Form 10-Q for the three-month period ended April 5, 2015.

COGNEX CORPORATION
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share amounts)

	Three-months Ended April 5, 2015
	Cognex Corporation	Disposed Business (a)		Pro Forma Adjustments		Pro Forma Cognex Corporation

Revenue
Product	$105,775	$(8,281)		$—		$97,494
Service	7,659	(3,780)		—		3,879
	113,434	(12,061)		—		101,373
Cost of revenue
Product	23,634	(3,575)		43	(c)	20,102
Service	4,320	(2,087)		9	(c)	2,242
	27,954	(5,662)		52		22,344
Gross margin
Product	82,141	(4,706)		(43)		77,392
Service	3,339	(1,693)		(9)		1,637
	85,480	(6,399)		(52)		79,029
Research, development, and engineering expenses	18,076	(1,179)		89	(c)	16,986
Selling, general, and administrative expenses	43,487	(3,607)		53	(c)	39,933
Operating income	23,917	(1,613)		(194)		22,110
Nonoperating income	945	—		—		945
Income before income tax expense	24,862	(1,613)		(194)		23,055
Income tax expense	4,360	(536)	(b)	(73)	(b)	3,751
Net income	$20,502	$(1,077)		$(121)		$19,304

Earnings per weighted-average common and common-equivalent share:
Basic	$0.24					$0.22
Diluted	$0.23					$0.22

Weighted-average common and common-equivalent shares outstanding:
Basic	86,764					86,764
Diluted	88,749					88,749

The accompanying notes are an integral part of these pro forma consolidated financial statements.

COGNEX CORPORATION
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share amounts)

	Twelve-months Ended December 31, 2014
	Cognex Corporation	Disposed Business (a)		Pro Forma Adjustments		Pro Forma Cognex Corporation

Revenue
Product	$451,066	$(42,049)		$—		$409,017
Service	35,204	(17,772)		—		17,432
	486,270	(59,821)		—		426,449
Cost of revenue
Product	101,448	(18,367)		185	(c)	83,266
Service	19,572	(8,814)		43	(c)	10,801
	121,020	(27,181)		228		94,067
Gross margin
Product	349,618	(23,682)		(185)		325,751
Service	15,632	(8,958)		(43)		6,631
	365,250	(32,640)		(228)		332,382
Research, development, and engineering expenses	59,920	(4,479)		390	(c)	55,831
Selling, general, and administrative expenses	161,667	(13,662)		694	(c)	148,699
Operating income	143,663	(14,499)		(1,312)		127,852
Nonoperating income	3,734	—		—		3,734
Income before income tax expense	147,397	(14,499)		(1,312)		131,586
Income tax expense	25,912	(4,757)	(b)	(492)	(b)	20,663
Net income	$121,485	$(9,742)		$(820)		$110,923

Earnings per weighted-average common and common-equivalent share:
Basic	$1.40					$1.28
Diluted	$1.36					$1.25

Weighted-average common and common-equivalent shares outstanding:
Basic	86,858					86,858
Diluted	89,071					89,071

The accompanying notes are an integral part of these pro forma consolidated financial statements.

COGNEX CORPORATION
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share amounts)

	Twelve-months Ended December 31, 2013
	Cognex Corporation	Disposed Business (a)		Pro Forma Adjustments		Pro Forma Cognex Corporation

Revenue
Product	$326,786	$(28,600)		$—		$298,186
Service	27,100	(17,635)		—		9,465
	353,886	(46,235)		—		307,651
Cost of revenue
Product	71,893	(13,196)		168	(c)	58,865
Service	12,187	(8,196)		33	(c)	4,024
	84,080	(21,392)		201		62,889
Gross margin
Product	254,893	(15,404)		(168)		239,321
Service	14,913	(9,439)		(33)		5,441
	269,806	(24,843)		(201)		244,762
Research, development, and engineering expenses	48,087	(4,114)		342	(c)	44,315
Selling, general, and administrative expenses	135,351	(12,576)		734	(c)	123,509
Operating income	86,368	(8,153)		(1,277)		76,938
Nonoperating income	1,518	—		—		1,518
Income before income tax expense	87,886	(8,153)		(1,277)		78,456
Income tax expense	14,313	(2,561)	(b)	(479)	(b)	11,273
Net income	$73,573	$(5,592)		$(798)		$67,183

Earnings per weighted-average common and common-equivalent share:
Basic	$0.85					$0.77
Diluted	$0.83					$0.76

Weighted-average common and common-equivalent shares outstanding:
Basic	86,946					86,946
Diluted	88,901					88,901

The accompanying notes are an integral part of these pro forma consolidated financial statements.

COGNEX CORPORATION
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share amounts)

	Twelve-months Ended December 31, 2012
	Cognex Corporation	Disposed Business (a)		Pro Forma Adjustments		Pro Forma Cognex Corporation

Revenue
Product	$295,588	$(32,280)		$—		$263,308
Service	28,691	(18,303)		—		10,388
	324,279	(50,583)		—		273,696
Cost of revenue
Product	65,432	(14,613)		151	(c)	50,970
Service	14,063	(8,900)		28	(c)	5,191
	79,495	(23,513)		179		56,161
Gross margin
Product	230,156	(17,667)		(151)		212,338
Service	14,628	(9,403)		(28)		5,197
	244,784	(27,070)		(179)		217,535
Research, development, and engineering expenses	41,549	(3,876)		302	(c)	37,975
Selling, general, and administrative expenses	119,828	(11,813)		655	(c)	108,670
Operating income	83,407	(11,381)		(1,136)		70,890
Nonoperating income	3,223	—		—		3,223
Income before income tax expense	86,630	(11,381)		(1,136)		74,113
Income tax expense	18,532	(3,720)	(b)	(426)	(b)	14,386
Net income	$68,098	$(7,661)		$(710)		$59,727

Earnings per weighted-average common and common-equivalent share:
Basic	$0.79					$0.70
Diluted	$0.78					$0.68

Weighted-average common and common-equivalent shares outstanding:
Basic	85,666					85,666
Diluted	87,280					87,280

The accompanying notes are an integral part of these pro forma consolidated financial statements.

COGNEX CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands)

	April 5, 2015
ASSETS	Cognex Corporation	Disposed Business		Pro Forma Cognex Corporation
Current assets:
Cash and cash equivalents	$36,047	$149,992	(e)	$186,039
Short-term investments	142,343			142,343
Accounts receivable, net	56,264	(10,706)	(d)	45,558
Inventories	48,458	(6,520)	(d)	41,938
Deferred income taxes	8,990			8,990
Prepaid expenses and other current assets	17,857	(4,948)	(d)	12,909
Total current assets	309,959	127,818		437,777
Long-term investments	370,433			370,433
Property, plant, and equipment, net	48,692	(1,750)	(d)	46,942
Deferred income taxes	16,349			16,349
Intangible assets, net	9,606	(946)	(d)	8,660
Goodwill	81,689	(4,301)	(d)	77,388
Other assets	1,617	(31)	(d)	1,586
	$838,345	$120,790		$959,135
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,295	$(1,083)	(d)	$12,212
Accrued expenses	32,240	(4,071)	(d)	28,169
Accrued income taxes	928	49,852	(f)	50,780
Deferred revenue	20,447	(8,103)	(d)	12,344
Total current liabilities	66,910	36,595		103,505
Reserve for income taxes	4,372	—		4,372
Commitments and contingencies
Shareholders’ equity:
Common stock, $.002 par value – Authorized: 140,000 shares, issued and outstanding: 87,128	174	—		174
Additional paid-in capital	272,070	1,107	(h)	273,177
Retained earnings	544,448	83,088	(g)	627,536
Accumulated other comprehensive loss, net of tax	(49,629)	—		(49,629)
Total shareholders’ equity	767,063	84,195		851,258
	$838,345	$120,790		$959,135

The accompanying notes are an integral part of these pro forma consolidated financial statements.

COGNEX CORPORATION
NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

a.	Represents the results of operations of SISD based upon U.S. GAAP for the period presented.

b.	Represents the adjustment to the Company's income tax expense resulting from the pro forma impact of the disposition, but excludes any tax expense directly attributable to the gain on the transaction.

c.
Represents the elimination of any non-recurring transaction costs incurred in connection with the Asset Sale. Additional professional fees will be incurred in connection with the closing of the Asset Sale. Also includes the reallocation of corporate overhead as if the division was sold as of the beginning of the period presented.

d.	Represents the elimination of the major assets and liabilities transferred to AMETEK, Inc. in the Asset Sale as if the sale had occurred on April 5, 2015.

e.	Includes the estimated net proceeds on the Asset Sale of $154.5 million, less $4.5 million of transaction costs.

f.	Represents the estimated income taxes on the gain from the Asset Sale at the statutory rate.

g.	Includes the estimated gain on the Asset Sale, which is reflective of the estimated closing balance sheet, transaction costs, and income taxes to be incurred on the transaction.

h.	Represents stock-based compensation expense resulting from the accelerated vesting of stock option grants.